TRANSAMERICA FUNDS
Supplement dated May 1, 2009 to the Prospectus dated March 1, 2009, as supplemented
Transamerica Short-Term Bond
The following information supplements and amends information concerning Transamerica Short-Term Bond in the Prospectus effective May 1, 2009:
FEES AND EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees(fees paid directly from your investment)
	Class of Shares
	A	C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.50%	None
Maximum deferred sales charge (load) (as a percentage of purchase price or	None[a]	1.00%[b]
redemption proceeds, whichever is lower)

Annual Fund Operating Expenses(expenses that are deducted from fund assets)[c]
	Class of Shares
	A	C
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	0.35%	1.00%
Other expenses	0.14%	0.14%
Total annual fund operating expenses	1.11%	1.76%
Expense reduction[d]	0.20%	0.10%
Net operating expenses	0.91%	1.66%

[a]	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.
[b]	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
[c]	Annual fund operating expenses are based on the fund’s expenses for the fiscal year ended October 31, 2008.
[d]	The fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2010, to waive 0.10% of its 0.62% advisory fee. As the result of a contractual waiver, 0.10% of the 0.35% 12b-1 fee on Class A shares will be waived through May 1, 2010. In addition, contractual arrangements have been made with TAM through March 1, 2010, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.
A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled “Shareholder Information —Features and Policies — Minimum Account Balance” of this prospectus.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeemed all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the fund’s future performance) and fund operating expenses remaining the same. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$341	$575	$827	$1,550
C	$269	$544	$945	$2,065

If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$341	$575	$827	$1,550
C	$169	$544	$945	$2,065
DISTRIBUTIONS
The fund declares dividends daily. Dividends are accrued each day and paid monthly.
Investors Should Retain this Supplement for Future Reference